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                                                                Exhibit 10(f)

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                               Sprint Corporation



                             1990 Stock Option Plan



                    Adopted as a Stock Option Plan under the
            1997 Sprint Corporation Long-Term Stock Incentive Program



                                   As Amended
                             by the Board Effective
                                February 11, 2003



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                                Table of Contents



1    Establishment .................................................  1

2    Defined Terms .................................................  1

3    Purpose .......................................................  1

4    Administration ................................................  1

     4.01        Interpretation of the Plan ........................  1

     4.02        Abstention in Certain Cases by Committee Members ..  2


5    Number of Shares Authorized to be Issued ......................  2


6    Grant of Options ..............................................  3

     6.01        Eligibility for Grants ............................  3

     6.02        Committee Grants ..................................  3

     6.03        Interim Grants ....................................  3

     6.04        Limitation on Discretion of Committee and
                   Authorized Officers .............................  4


7    Terms of Options ..............................................  4

     7.01        Standard Terms of Options .........................  4

     7.02        Mandatory Terms of Incentive Stock Options ........  8

     7.03        Standard Terms of Incentive Stock Options .........  8

     7.04        Stock Option Agreement ............................  9


8    Exercise of Options ...........................................  9

     8.01        Notice of Exercise ................................  9

     8.02        Form of Payment of Exercise Price ................. 10


9    Withholding of Payroll Taxes on Exercise ...................... 11

     9.01        Obligation to Pay Payroll Taxes ..................  11

     9.02        Amount to Be Withheld ............................  11

     9.03        Eligibility to Elect Stock Withholding ...........  11

     9.04        Manner of Withholding ............................  11


10   Issuance of Shares on Exercise ...............................  12

     10.01       Generally ........................................  12

     10.02       Elective Issuance of Restricted Shares ...........  12

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     10.03       Issuance of Restricted Shares Not Available to
                   Transferred Options .............................. 13

     10.04       Terms of Restricted Shares Issued on Exercise ...... 13


11   Reload Rights .................................................. 16

     11.01       Grant of Reload Rights on Outstanding Non-Qualified
                   Options .......................................... 16

     11.02       Terms of Reload Options ............................ 16

     11.03       Variant Reload Rights .............................. 17


12   Change in Stock, Adjustments, Etc .............................. 17


13   Amendment and Termination ...................................... 18


14   Effective Date and Duration of the Plan ........................ 18


15   Definitions .................................................... 18

     15.01       1989 Program ....................................... 18

     15.02       1997 Program ....................................... 18

     15.03       Affiliate .......................................... 18

     15.04       Authorized Officer ................................. 19

     15.05       Board .............................................. 19

     15.06       Change in Control .................................. 19

     15.07       Code ............................................... 21

     15.08       Code Section ....................................... 21

     15.09       Committee .......................................... 21

     15.10       Common Stock ....................................... 21

     15.11       Company ............................................ 21

     15.12       Corporate Secretary ................................ 21

     15.13       Director ........................................... 21

     15.14       Employee ........................................... 21

     15.15       Equity Security .................................... 21

     15.16       Exchange Act ....................................... 22

     15.17       Exchange Act Section 16 ............................ 22

     15.18       Executive Officer .................................. 22

     15.19       Exercise Date ...................................... 22

     15.20       Exercise Price ..................................... 22

     15.21       Expiration Date .................................... 22

     15.22       Fair Market Value .................................. 22

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     15.23       FON Stock .......................................... 22

     15.24       Foreign Reload Option .............................. 22

     15.25       Grant Date ......................................... 22

     15.26       Grantee ............................................ 23

     15.27       Incentive Stock Option ............................. 23

     15.28       Minimum Withholding Amount ......................... 23

     15.29       Non-Qualified Option ............................... 23

     15.30       Normal Retirement .................................. 23

     15.31       Notice of Exercise ................................. 23

     15.32       Option ............................................. 23

     15.33       Option Class ....................................... 23

     15.34       Optionee ........................................... 23

     15.35       Payroll Tax ........................................ 24

     15.36       Payroll Taxpayer ................................... 24

     15.37       PCS Stock .......................................... 24

     15.38       Permitted Disposition .............................. 24

     15.39       Person ............................................. 24

     15.40       Program Adoption Date .............................. 24

     15.41       Plan ............................................... 24

     15.42       Qualified Transferee ............................... 24

     15.43       Qualified Trust .................................... 24

     15.44       Reload Option ...................................... 24

     15.45       Restricted Shares .................................. 25

     15.46       Retirement ......................................... 25

     15.47       Seasoned Shares .................................... 25

     15.48       Securities Act ..................................... 25

     15.49       Strike Price ....................................... 25

     15.50       Subsidiary ......................................... 25

     15.51       Tax Date ........................................... 25

     15.52       Termination Date ................................... 25

     15.53       Termination for Cause .............................. 26

     15.54       Total Disability ................................... 26

     15.55       Underlying Option .................................. 26

     15.56       Vesting Period ..................................... 26

     15.57       Withholding Amount ................................. 26

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                                    Article 1
                                  Establishment


Pursuant to the 1989 Program the Company established a stock option plan named the 1990 Stock Option Plan (the "Plan") for officers and key employees of the Company and its subsidiaries. The 1989 Program has been replaced by the 1997 Program, and this Plan is now established pursuant to the 1997 Program.


                                    Article 2
                                  Defined Terms


Capitalized words used throughout this Plan have the meanings assigned to them parenthetically throughout the Plan or in Article 15.


                                    Article 3
                                     Purpose


The purposes of the Plan are to induce officers and key employees of the Company or its Subsidiaries who are in a position to contribute materially to the Company's prosperity to remain with the Company or its Subsidiaries, to offer them incentives and rewards in recognition of their share in the Company's progress, to encourage them to continue to promote the best interests of the Company and its stockholders, and to allow the Company and its Subsidiaries to successfully compete with other enterprises in the recruitment of new officers and key employees.


                                    Article 4
                                 Administration


The Committee shall administer the Plan as set forth in this Section.

4.01.       Interpretation of the Plan

The Committee may from time to time adopt, and thereafter amend or rescind, such rules and regulations for carrying out the Plan and take such action in the administration of the Plan, not inconsistent with the provisions of the Plan and the 1997 Program, as it considers proper. The interpretation and construction of any provisions of the Plan by the Committee shall be final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

The Corporate Secretary shall have the discretion and authority to establish any and all procedures, forms, and rules of a ministerial nature that the Corporate Secretary considers necessary or desirable for the orderly administration

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of the Plan and shall have other administrative responsibilities as set forth elsewhere in this Plan.

The Committee may designate one or more Employees to hear and resolve disputes arising under the Plan.

4.02.       Abstention in Certain Cases by Committee Members

If any Committee member's participation in an action to approve the acquisition or disposition of an Equity Security by an Executive Officer would prevent the Executive Officer's acquisition or disposition of the Equity Security from being exempt from the liability provisions of Exchange Act Section 16, the member shall abstain from voting on the transaction if doing so would cause the acquisition or disposition to be exempt.


                               Article 5
               Number of Shares Authorized to be Issued


The number of shares of Common Stock that may be issued upon exercise of Options granted under the Plan may not exceed 103,500,000 shares of FON Stock or 86,000,000 shares of PCS Stock, subject to adjustment as provided in Article
12 hereof. The shares issued under the Plan may be either treasury shares or authorized but unissued shares.

The number of shares of Common Stock that may be issued upon exercise of Options granted pursuant to this Plan after April 15, 1997, together with shares of Common Stock subject to other awards under the 1997 Program, may not exceed the limits set forth in Section 4(a) of the 1997 Program.

The number of shares of Common Stock that may be issued upon exercise of Incentive Stock Options granted pursuant to this Plan after April 15, 1997, may not exceed 8,000,000 shares of FON Stock or 4,000,000 shares of PCS Stock.

The shares of Common Stock allocable to the unexercised portion of any Option that for any reason is forfeited, canceled, expired or is otherwise terminated may again be subject to an Option under the Plan.

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                                    Article 6
                                Grant of Options


6.01.       Eligibility for Grants

The Committee or an Authorized Officer may grant Options under this Plan to any Grantee who is a Director or Employee of the Company or a Subsidiary of the Company on the Grant Date of the Option and to whom the granting of Options and the exercise thereof would not be in violation of the laws of the jurisdiction, foreign or domestic, having legal authority over the issuance of Options to, or the exercise thereof by, Directors or Employees working or residing in such jurisdiction.

No Incentive Stock Option may be granted to any Grantee who owns directly or indirectly shares of Common Stock or options to purchase shares of Common Stock, together possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries.

6.02.       Committee Grants

The Committee shall determine which Directors or Employees among those eligible shall be granted Options and, with respect to each Option, shall specify the Option Class and number of shares of Common Stock subject to the Option. The Committee may designate Grantees, the Option Class, and the number of shares subject to each Option by any objectively determinable description. The Committee may also specify the Grant Date of the Option, the Strike Price, the Expiration Date of the Option, the rate at which the Option may be exercised, and such other terms of the Option as the Committee may consider appropri- ate. In making its determinations, the Committee shall take into consideration the value of the services rendered by the Grantees, their present and potential contribution to the success of the Company and its Subsidiaries, and such other factors the Committee may consider relevant in accomplishing the purposes of the Plan.

6.03.       Interim Grants

Between meetings of the Committee, any of the Authorized Officers may grant an Option to any eligible Employee other than a Director or an Executive Officer. The number of shares subject to Options granted pursuant to this Section 6.03 may not exceed a total of 20,000 shares of all Classes of Common Stock for any single Grantee between any two meetings of the Committee. An Authorized Officer may make interim grants of Options in excess of 20,000 shares with the written concurrence of the chairman of the Committee on or before the Grant Date.

In making such grants, the Authorized Officer shall specify in a writing, executed by the Authorized Officer (and the chairman of the Committee, if the number of shares subject to the Option are in excess of 20,000) and setting forth the actual date of execution, which Employees among those eligible shall be granted Options and, with respect to each Option, shall specify the Option

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Class and number of shares of Common Stock subject to the Option. The Authorized
Officer may designate Grantees, the Option Class, and the number of shares subject to each Option by any objectively determinable description. The Authorized Officer may also specify the Grant Date of the Option, the Strike Price, the Expiration Date of the Option, the rate at which the Option may be exercised, and such other terms of the Option as the Authorized Officer may consider appropriate. In making its determinations, the Authorized Officer shall take into consideration the value of the services rendered by the Grantees, their present and potential contribution to the success of the Company and its Subsidiaries, and such other factors the Authorized Officer may consider relevant in accomplishing the purposes of the Plan.

The Authorized Officer shall report to the Committee the Grantees and terms of all Options granted pursuant to this Section 6.03 at the next meeting of the Committee following such grants.

6.04.       Limitation on Discretion of Committee and Authorized Officers

Neither the Committee nor the Authorized Officer may

  (i) set the Grant Date of any Option to any date earlier than the date of the action granting the Option;

  (ii) establish the Strike Price of any Option at a price lower than the greater of (a) the Fair Market Value of one share of the Option Class of Common Stock on the Grant Date of the Option or (b) the par value on the Grant Date of the Option Class of the Common Stock; or

  (iii) subject more than 6,000,000 shares to Options in the FON Stock Option Class nor more than 3,000,000 shares to Options in the PCS Stock Option Class granted to any single Director or Employee in any calendar year.

For purposes of clause (iii), shares subject to Options granted pursuant to the last sentence of Section 4(a) of the 1997 Program shall be counted in the year the Option is granted, rather than the year in which shares become first available for issuance.


                                    Article 7
                                Terms of Options

7.01.       Standard Terms of Options

Unless the Committee or Authorized Officer specifies otherwise, the terms set forth in this Section 7.01 shall apply to all Options granted under this Plan. Any Stock Option Agreement that incorporates the terms of the Plan by reference shall be deemed to have incorporated the terms set forth in this Section 7.01 to the extent that these terms are not in conflict with those explicitly set forth in the Stock Option Agreement.

(a)    Non-Qualified Options   Each Option shall be a Non-Qualified Option.

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(b) Grant Date The Grant Date of each Option shall be the date of the
    Committee's or Authorized Officer's action granting the Option.

(c) Strike Price The Strike Price of each Option shall be the Fair Market Value of one share of the Option Class of Common Stock on the Grant Date.

(d) Expiration Date The Expiration Date of each Option shall be the close of business on the tenth anniversary of the Option's Grant Date. The Option shall not be exercisable after its Expiration Date.

(e) Rate of Exercisability Each Option shall become exercisable with respect to 25% of the number of shares of the Option Class of Common Stock subject to the Option on each of the first four anniversaries of the Grant Date if, on such anniversary date, the Grantee shall have been continuously employed by or served as a Director of the Company, a Subsidiary of the Company, or an Affiliate from the Grant Date.

(f) Reload Rights Each Non-Qualified Option, other than Options granted pursuant to Reload Rights, shall be granted with Reload Rights.

(g) Limitations on Transfer No Option may, during the lifetime of the Grantee, be transferred, levied, garnished, executed upon, subjected to a security interest, or assigned to any person other than the Grantee, except that a Grantee may transfer an Option to a Qualified Transferee if the transfer is made without payment of consideration being paid to the Grantee. Documents evidencing the transfer of any Option and the identity of the Qualified Transferee shall be in such form as may be required by the Corporate Secretary. No such Qualified Transferee may dispose of shares issued upon exercise of an Option, other than to the Company, until such shares are validly registered or, in the opinion of the Corporate Secretary, exempt from registration under the Securities Act.

(h) Post-Employment Exercise of Options Each Option may be exercised after the Grantee's Termination Date only with respect to the number of shares of Common Stock that were exercisable on the Grantee's Termination Date. An Optionee may exercise an Option before its Expiration Date with respect to those shares during a limited period beginning on the Grantee's Termination Date and ending

         (i) on the fifth anniversary of the Grantee's Termination Date, if the Grantee's service as Director or employment terminated by reason of his Retirement or Total Disability;

        (ii) on the first anniversary of the Grantee's Termination Date if the Grantee's employment or service as Director terminated by reason of his death;

        (iii) on the day three months following the Grantee's Termination Date if the Grantee terminated his employment or service as Director voluntarily, for a reason other than Retirement, or involuntarily for a reason not constituting Termination for Cause.

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       If a Grantee's employment has been Terminated for Cause, the Optionee shall forfeit all outstanding Options immediately on the Grantee's Termination Date.

       An Option granted pursuant to the last sentence of Section 4(a) of the 1997 Program that was not exercisable on the Grantee's Termination Date solely because the number of shares covered by the Option exceeded the number of shares available for issuance may be exercised during the period described above to the extent that shares become available for issuance during such period.

(i)    Acceleration on Termination of Employment for Certain Reasons

       (1) Death or Total Disability Each Option shall become exercisable immediately on the Grantee's Termination Date if the reason for termination was the Grantee's death or Total Disability.

       (2) Normal Retirement Each Option shall become exercisable immediately on the Grantee's Termination Date if (i) the reason for termination was the Grantee's Normal Retirement and (ii) the Option's Grant Date was, except in the case of Normal Retirement for non-Employee Directors, at least one year before the Grantee's Termination Date.

(j)    Acceleration on Change in Control

       (1) Acceleration Each Option shall become immediately exercisable in full upon a Change in Control if

               (i) the Change in Control occurs at least one year after the Option's Grant Date and

               (ii) the Grantee of the Option has been a Director, Employee, or an employee of an Affiliate continuously from the Option's Grant Date to the date of the Change in Control.

       (2) Limitation on Acceleration If the acceleration of exercisability under Section 7.01(j)(1), together with all other payments or benefits contingent on the Change in Control with the meaning of Code
           Section 280G, results in any portion of such payments or benefits not being deductible by the Company as a result of the application of Code Section 280G, the benefits shall be reduced until the entire amount of the benefits is deductible. The reduction shall be effected by the exclusion of grants of options or portions thereof in reverse chronological order of their respective Grant Dates from the application of Section 7.01(j)(1) until no portion of such benefits is rendered nondeductible by application of Code Section 280G.

(k) Exercise After Death of Optionee Upon the death of an Optionee, all Options held by the Optionee on the Optionee's date of death, to the extent exercisable under their terms, may be exercised by

         (i)   the executor or administrator of the Optionee's estate,

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        (ii)  the Person or Persons to whom the Optionee's rights under the
              Options pass by the Optionee's will or the laws of descent and distribution, or

        (iii) the beneficiary or beneficiaries designated by the Optionee in accordance with Section 7.01(l).

(l) Designation of Beneficiaries An Optionee may designate a beneficiary or beneficiaries to exercise unexpired Options and to own shares issued upon any such exercise after the Optionee's death without order of any probate court or otherwise. A beneficiary so designated may exercise an Option upon presentation to the Company of evidence satisfactory to the Corporate Secretary of the beneficiary's identity and the death of the Optionee. An Optionee may change any beneficiary designation at any time before his death but may not do so by testamentary designation in his will or otherwise. Beneficiary designations must be made in writing on a form provided by the Corporate Secretary. Beneficiary designations shall become effective on the date that the form, properly completed, signed, and notarized, is received by the Corporate Secretary. Any designation of a beneficiary by an Optionee with respect to any Option shall be canceled upon the transfer of such Option by the Optionee in accordance with the terms of the Plan.

(m) Agreement to Remain Employed Each Grantee other than Directors shall, as consideration for the grant of each Option, agree in the Stock Option Agreement to remain in the employ of the Company, its Subsidiaries, or an Affiliate at the pleasure of the Company, such Subsidiary, or Affiliate for at least one year from the Option's Grant Date or the earlier termination of the Grantee's employment effected or approved by the Company, the Subsidiary, or Affiliate. If the Grantee violates the agreement, the Optionee shall forfeit the Option.

    Nothing contained in the Plan or in any Option granted pursuant to the Plan shall confer upon any Grantee any right to continue employment with the Company, its Subsidiaries, or Affiliates nor interfere in any way with the right of the Company, its Subsidiaries, or Affiliates to terminate the Grantee's employment or change the Grantee's compensation at any time.

(n) Forfeiture Upon Conflict of Interest If any Grantee, without the consent of the Committee, becomes associated with, employed by, renders services to, or owns any significant interest in any business that is in competition with the Company, its Subsidiaries, or Affiliates, any outstanding Option granted to such Grantee shall be forfeited.

(o) Exercise Subject to Available Shares No Option shall be exercisable unless, on the Exercise Date, there are sufficient shares available under the Plan and the 1997 Program to allow for the issuance of shares pursuant to the Exercise. At any time when sufficient shares are not available, all Exercises

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    of Options granted under the authority of the last sentence of Section 4(a)
    of the 1997 Program shall be suspended, and the term of any Options that would otherwise expire during the term of any such suspension shall be extended by the amount of time during which the suspension was in effect.

7.02.       Mandatory Terms of Incentive Stock Options

If the Committee or Authorized Officer specifies that an Option is an Incentive Stock Option, the terms set forth in this Section 7.02 shall be incorporated into the terms of the Option in preference to any conflicting terms set forth in
Section 7.01. If the Stock Option Agreement setting forth the terms of any Option contradict the terms set forth in this Section 7.02, such Option shall be treated as a Non-Qualified Stock Option, notwithstanding its designation as an Incentive Stock Option.

(a) Grant Date within 10 Years of Program Adoption No Incentive Stock Option may be granted under the Plan after the tenth anniversary of the Program Adoption Date.

(b) Limitation on Option Term No Incentive Stock Option may be exercised after the tenth anniversary of its Grant Date.

(c) Strike Price No Incentive Stock Option may have a Strike Price less than the Fair Market Value of one share of the Option Class of Common Stock on the Grant Date of the Incentive Stock Option.

(d) Non-Transferability No Incentive Stock Option may be transferred by the Grantee except by the Grantee's will or the laws of descent and distribution. An Incentive Stock Option may be exercised during the Grantee's lifetime only by the Grantee, and after the Grantee's death only by a beneficiary designated by the Grantee pursuant to the terms of the Plan, or otherwise by the executor or administrator of the Grantee's estate or the Person succeeding to the Grantee's interest in the Incentive Stock Option under the Grantee's will or the applicable laws of intestacy.

7.03.       Standard Terms of Incentive Stock Options

Unless the Committee or Authorized Officer specifies otherwise in the action granting the Option, the following terms shall apply to all Incentive Stock Options granted under the Plan. To the extent the terms set forth in this
Section 7.03 conflict with the standard terms applicable to Options generally set forth in Section 7.01, the terms of this section shall control the terms of any Options designated as Incentive Stock Options at the time of grant.

(a) Maximum Rate of Exercisability The Fair Market Value on the Grant Date of the shares of Common Stock subject to any Incentive Stock Option with respect to which the Incentive Stock Option becomes exercisable for the first time during any calendar year, together with the Fair Market Value of shares of Common Stock subject to other Incentive Stock Options on their respective Grant Dates owned by the Optionee under all plans of the

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Company and its Subsidiaries and first becoming exercisable in the same calendar year, shall not exceed $100,000 or, if different, the maximum limitation in effect under Code Section 422 for Incentive Stock Options on the Grant Date of such Incentive Stock Option. To the extent the terms of the Option permit the exercise of an Option for more shares than permitted by this Section 7.03(a), each Option or portion of an Option, in reverse chronological order of their Grant Dates, shall be treated as Non-Qualified Options until the remaining Options or portions of Options meet the limitations set forth in this Section 7.03(a).

(b) Post-Termination Exercise Any Incentive Stock Option exercised after the end of the 12-month period beginning on the Grantee's Termination Date shall, to that extent, be treated as a Non-Qualified Option.

7.04.       Stock Option Agreement

The terms of each Option shall be set forth in a Stock Option Agreement executed by the Company and the Grantee. The Stock Option Agreement must set forth those terms that are not made standard terms of the Option pursuant to this Plan.


                                    Article 8
                               Exercise of Options

8.01.       Notice of Exercise

An Optionee may exercise his Option to purchase shares of Common Stock by written notice to the Corporate Secretary

   (i)   unambiguously identifying the Option that he is exercising;

   (ii) stating the number of shares with respect to which he is exercising the Option;

   (iii) accompanied by payment of the Exercise Price in cash or any other form permitted by Section 8.02;

   (iv) if the Optionee wants to have the shares issued to be registered jointly with the Optionee's spouse, a statement to that effect;

   (v) if the Optionee is electing to have any Payroll Tax withholding obligation discharged by delivery of Seasoned Shares or withholding of shares from shares issuable upon the exercise pursuant to Section 9.04, a statement to that effect, and, if the Optionee elects to have more than the required minimum percentage of Payroll Taxes withheld, a statement of the percentage to be withheld, not exceeding, if the Grantee is an Executive Officer, the applicable marginal tax rate; and

   (vi)  if the Optionee is electing to receive Restricted Shares pursuant to
         Section 10.02, a statement of the Vesting Period the Optionee is electing.

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The Corporate Secretary may dispense with a written Notice of Exercise in the case of certain exercises in which he considers a written Notice of Exercise unnecessary.

The Exercise Date shall be the date on which the Notice of Exercise, together with the payment of the Exercise Price, is received by the Corporate Secretary or his designee. The Optionee may not, after the Exercise Date, change the form of payment of the Exercise Price, the election regarding stock withholding, or other aspects of the exercise dependent on the Fair Market Value of the Common Stock.

The Corporate Secretary may condition the exercise of any Option on the Optionee's filing with the Company a representation in such form as the Corporate Secretary considers appropriate at the time of the exercise to insure the Grantee's, the Optionee's, or the Company's compliance with (1) the terms of the Option, (2) the terms of any policies of the Company, or (3) any laws or regulations, in each case as they may be potentially affected by the exercise of the Option or the disposition of the shares of Common Stock acquired in its exercise.

8.02.       Form of Payment of Exercise Price

(a) Payment in Cash. Unless the Optionee elects in the Notice of Exercise to make payment in another form authorized by the Plan, payment of the Exercise Price shall be in United States dollars, payable in cash or by check. The Corporate Secretary may establish procedures to delay the processing of any Option exercise until any check delivered in payment of the Exercise Price has cleared, and, if a check fails to clear, cancel the exercise.

(b) Payment in Shares of Common Stock. On exercise of any Option, the Optionee may elect in the Notice of Exercise to pay the Exercise Price by surrender of stock certificates in transferable form representing Seasoned Shares of the Option Class having an aggregate Fair Market Value, determined as of the Exercise Date, at least equal to the Exercise Price.

(c) Payment by Attestation. In lieu of the delivery of physical certificates, an Optionee may deliver shares in payment of the Exercise Price by attesting, on a form established by the Corporate Secretary, to the ownership, either outright or through ownership of a broker account, of a sufficient number of Seasoned Shares of the Option Class to pay the Exercise Price. The attestation must be notarized and signed by the Optionee and any co-owners with the Optionee of the shares with respect to which the attestation is being made. The form of attestation must be accompanied by any other documentation the Corporate Secretary considers necessary to evidence actual ownership of such shares or otherwise preserve the integrity of the Plan. Shares, the ownership of which is so attested to by the Optionee, shall be deemed to have been re-issued to the Optionee on the Exercise Date in partial satisfaction of the Company's obligation to issue shares of the Option Class of Common Stock pursuant to the Option exercise to

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which it relates.

(d) Fractional Shares. If an Optionee pays the Exercise Price of an Option by delivery or attestation of Seasoned Shares, the Company shall apply to payment of the Exercise Price from the shares delivered or attested the highest number of whole shares having a Fair Market Value on the Exercise Date less than or equal to the Exercise Price, and the Optionee shall be required to pay in cash the Fair Market Value of the fractional share resulting from truncating the number of shares to a whole number of shares.


                                    Article 9
                    Withholding of Payroll Taxes on Exercise


9.01.       Obligation to Pay Payroll Taxes

Any Optionee, Grantee, or other Person (the "Payroll Taxpayer") with respect to whom the Company or a Subsidiary of the Company has an obligation under any Payroll Tax law to withhold amounts with respect to income arising from the exercise of any Option must pay to the Company or Subsidiary of the Company the Minimum Withholding Amount.

9.02.       Amount to Be Withheld

The Payroll Taxpayer may elect in the Notice of Exercise or on another form specified by the Corporate Secretary for such purpose an amount to be withheld (the "Withholding Amount") with respect to the exercise of any Option. The Withholding Amount must be greater than or equal to the Minimum Withholding Amount and, if the Payroll Taxpayer is an Executive Officer, less than or equal to the Payroll Taxpayer's combined marginal tax rate for all Payroll Taxes. In the absence of such an election, the Withholding Amount shall be the Minimum Withholding Amount.

If all amounts withheld in payment of Payroll taxes are reported to the appropriate taxing jurisdiction as amounts withheld from the Payroll Taxpayer, the Company or Subsidiary may, in cases where the Corporate Secretary considers it necessary, set the Withholding Amount to an amount in excess of the Minimum Withholding Amount based on assumptions about the amount required by law to be withheld.

9.03.       Eligibility to Elect Stock Withholding

A Payroll Taxpayer may elect to pay all or part of the Withholding Amount in shares of the Option Class of Common Stock if the Optionee pays the Exercise Price by delivering or attesting to ownership of shares of the Option Class of Common Stock pursuant to Sections 8.02(b) or 8.02(c).

9.04.       Manner of Withholding

If the Payroll Taxpayer is eligible to satisfy his obligation to pay the Withholding Amount by payment of shares of the Option Class of the Common Stock pursuant to Section 9.03, he may pay the Withholding Amount by one or more of the following methods:

  (i)   delivering Seasoned Shares of the Option Class; or

  (ii) directing the Company to withhold from those shares that would otherwise be received upon exercise of the Option or upon the vesting of Restricted Shares, shares of the Option Class of the Common Stock having a Fair Market Value on the Tax Date of no more than the Minimum Withholding Amount; or

 (iii)  paying cash to the Company.

If the Payroll Taxpayer is not eligible to elect stock withholding, the Withholding Amount must be paid entirely in cash. Any portion of the Withholding Amount that would require withholding or delivery of a fractional share and any portion of the Withholding Amount not paid by the withholding or surrender of Common Stock must be paid in cash.

(a) Limit on Use of Unvested Restricted Shares. If the Option exercise resulted in the issuance of Restricted Shares and the Vesting Period with respect to the Restricted Shares has not ended on or before the Tax Date, method (ii) described in Section 9.04 shall not be available as a means of stock withholding.

(b) Limit with Respect to Transferred Options. If an Option was transferred by the Grantee or the tax liability resulting from the exercise of the Option is otherwise not imposed on the Optionee, method (ii) described in Section
    9.04 shall not be available as a means of stock withholding.


                                   Article 10
                         Issuance of Shares on Exercise

10.01.      Generally

No Optionee will be considered a holder of any shares of Common Stock subject to an Option until a stock certificate or certificates for such shares are issued to the Optionee after an exercise of the Option under the terms of the Plan. No Optionee shall be entitled to dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions, or other rights with respect to the shares subject to purchase under the Option unless the record date for any such dividend, distribution, or other right falls on or after the date the Optionee becomes a record holder of such shares.

All shares of Common Stock issued pursuant to an exercise of an Option shall be issued in the name of the Optionee, or in the name of the Optionee and the Optionee's spouse, and shall, except as otherwise provided in Article 8, be freely transferable by the registered owners upon issuance.

10.02.      Elective Issuance of Restricted Shares

Certain Optionees, as determined by the Committee, may elect to receive Restricted Shares upon the exercise of an Option if the Optionee so states in the Notice of Exercise and has paid the Exercise Price of the Option by attesting to or by delivering shares of unrestricted Common Stock pursuant to Sections 8.02(b) or 8.02(c).

If an Optionee elects on exercise of any Option to receive Restricted Shares, the Company shall issue to the Optionee

  (i) a number of unrestricted shares of the Option Class of Common Stock equal to the number of unrestricted shares the Optionee used to pay the Exercise Price plus

  (ii) all other shares issuable pursuant to the exercise of the Option as Restricted Shares, having the Vesting Period specified by the Optionee in the Notice of Exercise and otherwise subject to the restrictions on transfer and other terms set forth in Section 10.04.

10.03.  Issuance of Restricted Shares Not Available to Transferred Options

Neither the Optionee nor the Grantee of an Option transferred by the Grantee pursuant to the provisions of this Plan may elect to receive Restricted Shares on exercise of the Option.

10.04.  Terms of Restricted Shares Issued on Exercise

Subject to the right of the Optionee to elect the length of the Vesting Period applicable to Restricted Shares issued pursuant to an Option exercise under the Plan, all Restricted Shares issued pursuant to the Plan shall be subject to the terms and conditions set forth in this Section 10.04.

(a) Restriction on Transfer An Optionee who receives Restricted Shares may not sell, transfer, assign, pledge or otherwise encumber or dispose of the Restricted Shares until the end of the Vesting Period for such shares, except to a trust that is a Qualified Trust upon the following terms:

         (i) the Company receives, before the transfer, a true copy of the trust agreement of the Qualified Trust and an opinion from Optionee's counsel that (1) the trust will be treated as a grantor trust owned by the Optionee under Subchapter J of the Code at all times until the restrictions on such stock lapse or the stock is forfeited under the terms of their grant, (2) the terms of the trust provide that upon the forfeiture of the Restricted Shares under the terms of its grant or the earlier termination of the trust for whatever reason, ownership of the Restricted Shares shall revert to the Optionee or to the Company, (3) the trustee of such trust may not, prior to the lapsing of restrictions on such stock, sell, transfer, assign, pledge, or otherwise encumber or dispose of the Restricted Shares except to the Company or to the Optionee, subject to the restrictions provided for in this Plan, and (4) until the restrictions lapse, the trustee is not authorized to incur liabilities on behalf of the trust, other than to the beneficiaries of the trust; and

        (ii) the Corporate Secretary, in his discretion, may require the Optionee and the trustee to execute other documents as a pre-condition to such transfer to insure enforcement of the terms of the Restricted Shares or otherwise.

(b) Enforcement of Transfer Restrictions Unless the Corporate Secretary establishes alternative procedures, certificates representing Restricted Shares shall be registered in the name of the Optionee (or the Qualified Transferee trust in the case of shares transferred to such a trust pursuant to Section 10.04(a)) and shall be held by the Company in escrow, together with a stock power assigning the Restricted Shares back to the Company, to be used only in the event of the forfeiture of any of the Restricted Shares.

(c) Vesting Period When an Optionee elects a Vesting Period to apply to Restricted Shares issued under the Plan, the Optionee shall elect a Vesting Period ending at least six months and no more than ten years after the Exercise Date of the Option with respect to which the Restricted Shares were issued.

    The Corporate Secretary may establish restrictions on the dates during the year which Vesting Periods electable pursuant to this Article 10 may end for the convenient administration of Restricted Shares issued under the Plan.

    At any time on or before the last day of the 13th calendar month that ends on or before the last day of the Vesting Period for any Restricted Shares, the Optionee may elect to extend the Vesting Period on all but not a portion of the Restricted Shares by any multiple of six months.

(d) Forfeiture and Vesting of Restricted Shares

       (1) Vesting at End of Vesting Period. Any Restricted Shares not forfeited by the end of the Vesting Period shall vest, and the Company shall issue a certificate evidencing the shares to the registered owner thereof promptly after the end of the Vesting Period.

       (2) Restricted Shares Issued Electively. Unless the Committee determines otherwise, restrictions on Restricted Shares issued at the election of the Optionee under Section 10.02 shall lapse if the Grantee terminates his service or employment at any time before the end of the Vesting Period for the Restricted Shares if

               (i) the Grantee terminated service or employment by reason of the Grantee's Death or Total Disability,

               (ii) the Grantee terminated service or employment by reason of the Grantee's Normal Retirement, or

              (iii) the Grantee's employment was terminated involuntarily other than as a Termination for Cause,
       in which cases, the Company shall issue a certificate representing the shares to the registered owner thereof; otherwise the Restricted Shares shall be forfeited.

(e) Acceleration on Change in Control Unless the Committee determines otherwise, Restricted Shares issued at the election of the Optionee under Section 10.02 shall vest on a Change in Control if the Change in Control occurs at least one year after the Exercise Date on which the Restricted Shares were issued.

(f) Rights of Grantee in Restricted Stock The registered owner of Restricted Shares shall have the right to vote the shares of stock and to receive dividends or other distributions with respect to the shares.

                                   Article 11
                                  Reload Rights


11.01.      Grant of Reload Rights on Outstanding Non-Qualified Options

The Committee may grant Reload Rights with respect to any outstanding Non-Qualified Options issued under any stock option plan of the Company, whether originally granted with Reload Rights or not.

11.02.      Terms of Reload Options

Any Underlying Option granted Reload Rights shall, unless the Committee specifies other terms at the time the Reload Rights are granted, entitle the Grantee to receive a new Option (a "Reload Option") to purchase shares of the same Option Class as the Underlying Option upon the Optionee's exercise of the Underlying Option by delivery or attestation of shares of Common Stock in payment of the Exercise Price on the terms set forth in this Article 11.

(a) Conditions to the Grant of Reload Options. No Reload Option shall be granted on the exercise of the Underlying Option unless

        (i) a sufficient number of shares remain authorized and not issued or subject to purchase under outstanding Options granted under the Plan;

        (ii) the Grantee of the Option is a Director or Employee on the Exercise Date of the Underlying Option;

        (iii) the exercise of the Underlying Option is for the purchase of a number of shares of Common Stock at least equal to the lesser of
              (a) 25% of the total number of shares subject to purchase under the Underlying Option or (b) 100% of the shares with respect to which the Underlying Option is then exercisable;

        (iv) the Grant Date of the Reload Option would be at least one year before the Expiration Date of the Underlying Option; and

        (v) the Fair Market Value of one share of the Underlying Option's Option Class on the Exercise Date is greater than or equal to the Strike Price of the Underlying Option.

(b) Number of Shares Subject to Purchase; Grant Date Each Reload Option shall entitle the Optionee to purchase a number of shares equal to the sum of

         (i) the number of shares of the Option Class used to pay the Exercise Price of the Underlying Option pursuant to Sections 8.02(b) or 8.02(c) on the Exercise Date and

        (ii) the number of shares of the Option Class delivered or withheld in payment of the Withholding Amount pursuant to Section 9.04.

       If the Exercise Date and the Tax Date do not coincide, the Reload Option shall be issued as two separate Options to purchase the number of shares set forth in (i) and (ii) above and having Grant Dates on the Exercise Date and the Tax Date, respectively.

(c) Strike Price Each. Reload Option shall have a Strike Price equal to the Fair Market Value of one share of the Option Class of the Common Stock on the Grant Date of the Reload Option.

(d) Expiration Date. Each Reload Option shall have the same Expiration Date as the Underlying Option.

(e) No Reload Rights.  No Reload Option shall have Reload Rights.

(f) Rate of Exercisability. Each Reload Option shall become exercisable in full on the first anniversary of the Grant Date of the Reload Option.

(g) Forfeiture on Disposition of Shares Acquired in Exercise of Underlying Option. Each Reload Option shall be forfeited if the Optionee disposes of any of the shares issued on exercise of the Underlying Option, except in a Permitted Disposition, before the date six months after the Exercise Date to any Person other than the Company in the payment of Payroll Taxes on exercise of the Underlying Option.

(h) Other Terms and Conditions. Except to the extent in conflict with the terms set forth in this Article 11, the terms for Options granted under the Plan as set forth in Section 7.01 shall apply to each Reload Option.

(i) Terms of Foreign Reload Options. A Foreign Reload Option shall be subject to the terms and conditions set forth in the plan in which the underlying reload right was granted.

11.03.      Variant Reload Rights

Any terms of Reload Rights or Reload Options different from those set forth in this Article 11 must be set forth in the Stock Option Agreement for the Underlying Option.


                                   Article 12
                        Change in Stock, Adjustments, Etc


If the outstanding Common Stock of the Company is increased or decreased or changed into or exchanged for a different number of shares or kind of shares or other securities of the Company or of another Person by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or a dividend payable in capital stock (including a spin- off), or otherwise, the Committee shall make an appropriate adjustment to the number and kind of shares for the purchase of which Options may be granted under the Plan including the maximum number that may be granted to any one person.

In addition, the Committee shall make appropriate adjustment to the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable and to the Strike Price of the Options. Each such adjustment to outstanding Incentive Stock Options shall be made in such a manner as not to constitute a modification as defined in Code Section 424. If any outstanding Options are subject to any conditions affected by the event, the Committee shall also make appropriate adjustments to such conditions. Any such adjustments made by the Committee shall be conclusive.

The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate, or to sell or transfer all or any part of its business or assets.


                                   Article 13
                            Amendment and Termination


The Board may at any time amend or terminate the Plan as it considers advisable and in the best interests of the Company, but no such termination or amendment may

  (i) without the consent of the Optionee, adversely affect or impair the rights of the Optionee under any outstanding Option; or

  (ii) be inconsistent with the provisions of the 1997 Program.


                                   Article 14
                     Effective Date and Duration of the Plan


This Plan was initially effective as of February 17, 1990, and was continued as a plan under the 1997 Program on the Program Adoption Date. No Option shall be granted under the Plan after the last permissible date for the granting of Options under the 1997 Program, but Options granted before that date may have Expiration Dates that extend beyond such date.


                                   Article 15
                                   Definitions


15.01.      1989 Program

"1989 Program" means the Company's Long-Term Stock Incentive Program, approved by the Company's shareholders on April 18, 1989.

15.02.      1997 Program

"1997 Program" means the Company's 1997 Long-Term Stock Incentive Pro- gram, approved by the Company's shareholders on April 15, 1997, as amended from time to time.

15.03.      Affiliate

"Affiliate" means those Persons, other than Subsidiaries of the Company, designated from time to time by the Committee as such.

15.04.      Authorized Officer

"Authorized Officer" means the Chief Executive Officer of the Company.

15.05.      Board

"Board" means the board of directors of the Company.

15.06.      Change in Control

"Change in Control" means the occurrence of any of the following events:

 (i) the acquisition, directly or indirectly, by any "person" or "group" (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Exchange Act, including, without limitation, Rule 13d-5(b)) of "beneficial ownership" (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors ("voting securities") of the Company that represent 30% or more of the combined voting power of the Company's then outstanding voting securities, other than

         (A) an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

         (B) an acquisition of voting securities by the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, or

         (C) an acquisition of voting securities pursuant to a transaction described in clause (iii) below that would not be a Change in Control under clause (iii);

 (ii) a change in the composition of the Board that causes less than a majority of the directors of the Company to be directors that meet one or more of the following descriptions:

         (A) a director who has been a director of the Company for a continuous period of at least 24 months, or

         (B) a director whose election or nomination as director was approved by a vote of at least two-thirds of the then directors described in clauses (ii)(A), (B), or (C) by prior nomination or election, but excluding, for the purpose of this subclause (B), any director whose initial assumption of office occurred as a result of an actual or threatened (y) election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or group other than the Board or
         (z) tender offer, merger, sale of substantially all of the Company's assets, consolidation, reorganization, or business combination that would be a Change in Control under clause (iii) on consummation thereof, or

     (C) a director who is serving on the Board as a result of the consummation of a transaction described in clause (iii) that would not be a Change in Control under clause (iii);

 (iii) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company's assets or (z) the acquisition of assets or stock of another entity, in each case, other than in a transaction

         (A) that results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Successor Entity")) directly or indirectly, at least 50% of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

         (B) after which more than 50% of the members of the board of directors of the Successor Entity were members of the Board at the time of the Board's approval of the agreement providing for the transaction or other action of the Board approving the transaction (or whose election or nomination was approved by a vote of at least two-thirds of the members who were members of the Board at that time), and

         (C) after which no person or group beneficially owns voting securities representing 30% or more of the combined voting power of the Successor Entity; provided, however, no person or group shall be treated for purposes of this clause (C) as beneficially owning 30% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company before the consummation of the transaction; or

 (iv) a liquidation or dissolution of the Company.

For purposes of clarification, (x) a change in the voting power of the Company's voting securities based on the relative trading values of the Company's then outstanding securities as determined pursuant to the Company's Articles of Incorporation or (y) an acquisition of the Company's securities by the Company that, in either case, by itself (or in combination only with the other event listed in this sentence) causes the Company's voting securities beneficially owned by a person or group to represent 30% or more of the combined voting power of the Company's then outstanding voting securities is not to be treated as an "acquisition" by any person or group for purposes of clause (i) above. For purposes of clause (i) above, the Company makes the calculation of voting power as if the date of the acquisition were a record date for a vote of the Company's shareholders, and for purposes of clause (iii) above, the Company makes the calculation of voting power as if the date of the consummation of the transaction were a record date for a vote of the Company's shareholders.

15.07.      Code

"Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

15.08.      Code Section

"Code Section" is a reference to a particular section of the Code, and includes any successor provision or the same or a successor provision as renumbered at any time.

15.09.      Committee

"Committee" means the the Organization, Compensation, and Nominating Committee of the Board.

15.10.      Common Stock

"Common Stock" means any class of the Company's publicly-traded common stock as the Committee may determine to issue under the Plan, including the FON Stock and the PCS Stock.

15.11.      Company

"Company" means Sprint Corporation, a Kansas corporation, or its successor.

15.12.      Corporate Secretary

"Corporate Secretary" means the secretary of the Company.

15.13.      Director

"Director" means a member of the Board or a member of the board of directors of a Subsidiary of the Company.

15.14.      Employee

"Employee" means an employee of the Company or a Subsidiary of the Company.

15.15.      Equity Security

"Equity Security" means an equity security as defined by the Exchange Act for purposes of Exchange Act Section 16.

15.16.      Exchange Act

"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time and as interpreted and implemented by the rules and regulations issued thereunder.

15.17.      Exchange Act Section 16

"Exchange Act Section 16" means section 16 of the Exchange Act.

15.18.      Executive Officer

"Executive Officer" means an officer of the Company that is subject to the liability provisions of Exchange Act Section 16.

15.19.      Exercise Date

"Exercise Date" has the meaning indicated in Section 8.01.

15.20.      Exercise Price

"Exercise Price" means, with respect to the exercise of an Option, the Strike Price of the Option multiplied by the number of shares with respect to which the Option is being exercised.

15.21.      Expiration Date

"Expiration Date" means, with respect to any Option, the last date on which the Option may be exercised in the absence of an earlier forfeiture of the Option.

15.22.      Fair Market Value

"Fair Market Value" means, with respect to any class of the Common Stock on any date, the average of the high and low prices per share of that class of Common Stock for composite transactions on that date, unless there was no trading in that class of Common Stock on that date, in which case, on the most recent day before that date on which that class of Common Stock was traded. The Fair Market Value of shares of Restricted Stock shall be determined without taking into account any restrictions.

"Fair Market Value" means, with respect to other property, the value of the property as determined by the Committee.

15.23.      FON Stock

"FON Stock" means the Series 1 FON Stock as described in the Company's articles of incorporation.

15.24.      Foreign Reload Option

"Foreign Reload Option" means a reload option issued with respect to an option issued under a plan of Sprint's other than this Plan.

15.25.      Grant Date

"Grant Date" means, with respect to any Option, the date on which the term of the Option begins, as determined in Article 7 and Article 11.

15.26.      Grantee

"Grantee" means, with respect to any Option, the Director or Employee to whom the Option was originally granted, notwithstanding any subsequent transfer of the Option under the terms of the Plan.

15.27.      Incentive Stock Option

"Incentive Stock Option" means an Option designated as such in the action granting the Option. This Plan's intent is that Incentive Stock Options meet the requirements of Code Section 422.

15.28.      Minimum Withholding Amount

"Minimum Withholding Amount" means, with respect to any Option exercise, the amount the employer is required to withhold from the income of the Payroll Taxpayer under the Payroll Tax laws.

15.29.      Non-Qualified Option

"Non-Qualified Option" means any Option that is not an Incentive Stock Option.

15.30.      Normal Retirement

"Normal Retirement" means, with respect to any Employee, Retirement at or later than an age qualifying as "normal retirement" under the Company's defined benefit pension plan, whether or not the person is a participant in the plan and, with respect to any Director, termination of service as a Director at the mandatory retirement age for members of the Board under its policies, as amended from time to time, even if the Director serves on the board of a Subsidiary or Affiliate.

15.31.      Notice of Exercise

"Notice of Exercise" means the notice by an Optionee of the exercise of an Option as set forth in Section 8.01.

15.32.      Option

"Option" means the right, set forth in a written agreement between the Company and an Optionee, authorized by this Plan to acquire a determinable number of shares of the Option Class of Common Stock at a determinable price for a determinable period of time and having such other terms as may be determined by the Committee or Authorized Officer or as set forth in this Plan.

15.33.      Option Class

"Option Class" means, with respect to any Option, the class of Common Stock subject to purchase pursuant to the terms of the Option.

15.34.      Optionee

"Optionee" means, with respect to any Option at any particular time, the holder of the Option at that time.

15.35.      Payroll Tax

"Payroll Tax" means any tax required by an employer to be withheld from wages paid to its employees, including but not limited to federal income tax withholding, Social Security and Medicare withholding taxes, and state and local income tax withholding.

15.36.      Payroll Taxpayer

"Payroll Taxpayer" has the meaning specified in Section 9.01.

15.37.      PCS Stock

"PCS Stock" means the Series 1 PCS Stock as defined in the Company's articles of incorporation.

15.38.      Permitted Disposition

"Permitted Disposition" means, with respect to any Optionee, (i) a disposition of shares by the Optionee in which the Optionee remains the sole beneficial owner or (ii) a disposition upon death of the Optionee.

15.39.      Person

"Person" means any individual, corporation, partnership, limited liability company, business trust, or other entity.

15.40.      Program Adoption Date

"Program Adoption Date" means April 15, 1997.

15.41.      Plan

"Plan" means the 1990 Stock Option Plan, the terms of which are set forth in this document.

15.42.      Qualified Transferee

"Qualified Transferee" means a Qualified Trust.

15.43.      Qualified Trust

"Qualified Trust" means a trust

  (i) that is a grantor trust treated as owned by the Grantee under Subchapter J of the Code;

  (ii) of which the Grantee, the Grantee's spouse, or the Grantee's descendants by blood, adoption, or marriage, are the sole beneficiaries; and

  (iii) that, by its terms, may not be amended to violate the foregoing restrictions so long as the trust is an Optionee under this Plan.

15.44.      Reload Option

"Reload Option" means an Option granted upon exercise of an Option having Reload Rights under the terms and conditions set forth in Article 11

15.45.      Restricted Shares

"Restricted Shares" means shares of Common Stock that are substantially nonvested within the meaning of Treasury regulations under Code Section 83.

15.46.      Retirement

"Retirement" means, in the case of an Employee, termination of employment by an employee who is entitled to receive payment of pension benefits in accordance with the Sprint Retirement Pension Plan or his employer's defined benefit pension plan, if any, immediately after the employee's Termination Date and, in the case of a Director, termination of service as a Director after five years of service as a Director.

15.47.      Seasoned Shares

"Seasoned Shares" means, with respect to any Person on any date, shares of Common Stock that

  (i) are not Restricted Shares, were acquired by the Person from the Company, and have been owned by the Person on that date for a period of at least six months; or

  (ii) were acquired by such Person other than from the Company.

15.48.      Securities Act

"Securities Act" means the Securities Act of 1933, as amended from time to time and as interpreted and implemented by the rules and regulations issued thereunder.

15.49.      Strike Price

"Strike Price" means, with respect to any Option, the price per share at which the Optionee is entitled to purchase shares of Common Stock.

15.50.      Subsidiary

"Subsidiary" means, with respect to any Person (the "Controlling
Person"),

  (i) all Persons (the "Controlled Persons") in whom the Controlling Person, together with its Subsidiaries, directly owns more than 50% of the voting rights, and

  (ii) all Subsidiaries of the Controlled Persons.

15.51.      Tax Date

"Tax Date" means, with respect to any Option exercise, the date on which the shares issued pursuant to the Option exercise become subject to federal income taxation.

15.52.      Termination Date

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"Termination Date" means,

  (i) with respect to any Employee, the date on which the Employee ceases to be employed by the Company, any of its Subsidiaries, or any Affiliate, and ceases to receive severance benefits under any applicable plans for the payment of severance benefits by the employing entity, or

  (ii) with respect to any Director, the date on which the Director's service as a director ends.

15.53.      Termination for Cause

In the case of an Employee, "Termination for Cause" means an involuntary termination of employment because

  (i) the employee has materially breached the Company's Code of Ethics, or the code of ethics of the employer;

  (ii) the employee has materially breached the Sprint Employee Agreement Regarding Property Rights and Business Practices;

 (iii) the employee has engaged in acts or omissions constituting dishonesty, intentional breach of a fiduciary obligation, or intentional acts of wrongdoing or misfeasance; or

 (iv) the employee has acted intentionally and in bad faith in a manner that results in a material detriment to the assets, business, or prospects of the employer.

In determining whether any particular employee was Terminated for Cause, the characterization of the reason for termination used for purposes of other employee benefit plans of the Company or other employer shall apply to this Plan.

In the case of a Director, "Termination for Cause" means removal for cause from service as a director.

15.54.      Total Disability

"Total Disability" means, in the case of employees, termination of employment under circumstances that would make the employee eligible to receive benefits under the employer's long-term disability plan and, in the case of Directors, termination of service as a Director under circumstances that would make the Director eligible to receive Social Security disability benefits.

15.55.      Underlying Option

"Underlying Option" means, with respect to any Reload Option, the Option to which the Reload Rights were attached and the exercise of which resulted in the grant of the Reload Option.

15.56.      Vesting Period

"Vesting Period" means, with respect to any Restricted Shares, the period during which the shares continue to meet the definition of Restricted Shares.

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15.57.      Withholding Amount

"Withholding Amount" has the meaning specified in Section 9.02.

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